UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2022

Great Lakes Dredge & Dock Corporation

(Exact name of registrant as specified in its charter)

Delaware		20-5336063
(State or other jurisdiction of incorporation)	001-33225 (Commission file number)	(I.R.S. Employer Identification No.)

9811 Katy Freeway, Suite 1200, Houston, Texas		77024
(Address of principal executive offices)		(Zip Code)

(346) 359-1010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock (Par Value $0.0001)	GLDD	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2022, the Board of Directors of Great Lakes Dredge & Dock Corporation (the “Company”) appointed Scott L. Kornblau as Treasurer, effective immediately. Mr. Kornblau continues to also serve as the Company’s Senior Vice President and Chief Financial Officer. The new appointment does not provide for any changes to Mr. Kornblau’s current compensation.

On January 25, 2022, the Board of Directors of the Company also appointed Todd M. Lightfoot as Vice President and Chief Accounting Officer, effective immediately. Mr. Lightfoot replaces Mr. Kornblau as principal accounting officer. Mr. Lightfoot, 48, has served as the Company’s Vice President - Finance since May 2019, Director of Finance from March 2015 to May 2019 and Director of Financial Reporting from May 2013 to March 2015. He joined the Company in 2011. Mr. Lightfoot is a certified public accountant and has dual bachelor’s degrees in accounting and international business from Taylor University.

Mr. Lightfoot’s appointment provides for a salary of $288,300. Mr. Lightfoot will be eligible for a cash award under the Company’s annual incentive plan with a target award of 35% of his base salary, and he will participate in the Company’s long-term incentive program with a target award of 35% of his base salary, in both cases subject to his and the Company’s performance. In addition, Mr. Lightfoot will receive a one-time cash retention bonus of $150,000 paid in a lump sum at the end of September 2023 based on continued employment with the Company or if terminated by the Company without cause prior to September 2023.

If Mr. Lightfoot’s employment is terminated by the Company without cause prior to January 2025, he will be entitled to receive, for a period of six months following the termination of his employment with the Company, continued payment of his base salary in effect immediately prior to his termination or the prevailing severance policy at the time of termination, conditioned on his execution of a release of claims in favor of the Company and its affiliates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

Date: January 28, 2022	By:	/s/Vivienne R. Schiffer
Vivienne R. Schiffer
Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary